SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 3, 2001
                                         -------------

                        AMERICAN NATIONAL BANKSHARES INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

         Virginia                     0-12820               54-1284688
----------------------------        ------------         -------------------
(State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)               File Number)         Identification No.)

         628 Main Street
----------------------------------------
         Danville, Virginia                                24541
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

                                 (804)-792-5111
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS

On March 20, 2001, the Board of Directors met and approved the amended Bylaws of American National Bankshares Inc. as of March 20, 2001.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       American National Bankshares Inc.


Date - April 3, 2001                   By:  /s/ T. Allen Liles
                                            -------------------------
                                            Senior Vice-President and
                                            Secretary-Treasurer

                                    BYLAWS OF
                        AMERICAN NATIONAL BANKSHARES INC.

                                    ARTICLE I

                             MEETING OF SHAREHOLDERS

         Section 1.1.     Annual Meeting.
                          --------------
         a) The regular annual meeting of the shareholders of the Company for the election of directors and for the transaction of such other business as may properly come before it shall be held at the principal office of the Company in Danville, Virginia, or at such other place as the Board of Directors may designate, on the fourth Tuesday in April. To be properly brought before an annual meeting, business must be (i) specified in the notice of annual meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a shareholder. In addition to any other applicable requirements for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary. For a shareholder proposal to be timely if it is to be included in the Company's proxy statement, the shareholder must comply with the applicable provisions of the federal securities laws. For a shareholder proposal to be timely if it is not to be included in the Company's proxy statement, a shareholder's notice must be in writing and delivered or mailed to and received by the Secretary not less than sixty (60) days before the first anniversary of the date of the Company's proxy statement in connection with the last annual meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting

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and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class, series and number of the Company's shares that are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business. Notwithstanding anything in these bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 1.1; provided, however, that nothing in this Section 1.1 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting. In the event that a shareholder attempts to bring business before an annual meeting without complying with the provisions of this Section 1.1, the chairman of the meeting shall declare to the shareholders present at the meeting that the business was not properly brought before the meeting in accordance with the foregoing procedures, and such business shall not be transacted.
         b) Notice of such meeting, setting forth clearly the time, place and purpose of the meeting, shall be mailed, postage prepaid, at least ten (10) days before the date thereof, addressed to each shareholder at his address appearing on the books of the Company. If, for any reason, an election of those directors whose terms expire is not made at the meeting, the meeting may be adjourned to a later date for the purpose or, if this is not done, the Board of Directors shall order an election to be held on some subsequent day as soon thereafter as practicable, according to the provisions of law; and notice thereof shall be given in the manner herein provided for the annual meeting.

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

         Section 1.2.     Special Meetings.
                          ----------------
         Except as otherwise specifically provided by statute, special meetings of the shareholders may be called for any purpose at any time by the Board of Directors or by any shareholder at the written request of at least ten per cent (10%) of the shares entitled to vote at the meeting. Every such special meeting, unless otherwise provided by law, shall be called by mailing, postage prepaid, not less than ten (10) days before the date fixed for such meeting, to each shareholder at his address appearing on the books of the Company, notice stating the time, place and purpose of the meeting.

         Section 1.3.     Record Date for Shareholders Meetings.
                          -------------------------------------
         Shareholders entitled to notice of the annual meeting or any special meeting shall be shareholders shown by the records of the Company to be shareholders fifty (50) days before the date of any such meeting or on such other date as may be fixed in advance by the Board of Directors, which date shall not be more than fifty (50) days and not less than ten (10) days before the date of the shareholders meeting.

         Section 1.4.     Proxies.
                          -------
         Shareholders may vote at any meeting of the shareholders by proxies duly authorized in writing. Proxies shall be valid only for one meeting, to be specified therein, and any adjournments of such meeting.

         Section 1.5.     Quorum.
                          ------
         At every meeting of shareholders, each shareholder shall be entitled to cast one vote either in person or by proxy for each share of stock held by him as shown by the records of the Company fifty (50) days before the date of the shareholders meeting or held by him on the record date fixed by the Board of Directors pursuant to Section 1.3 hereof upon any matter coming before the meeting except as otherwise

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expressly provided by these bylaws. A majority of the outstanding stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders unless otherwise provided by law; but less than quorum may adjourn a meeting from time to time, and the meeting may be held, as adjourned, without further notice.

         Section 1.6.     Judges of Elections.
                          -------------------
         Every election of directors shall be managed by three judges, who shall be appointed from among the shareholders by the Board of Directors. The judges of election shall hold and conduct the election at which they are appointed to serve; and, after the election, they shall file with the Secretary a certificate under their hands, certifying the result thereof and the names of the directors elected. The judges of election, at the request of the Chairman of the meeting, shall act as tellers of any other vote by ballot taken at such meeting, and shall certify the result thereof.

                                   ARTICLE II

                                    DIRECTORS

         Section 2.1.     Authority of Directors.
                          ----------------------
         The Board of Directors (referred to in these bylaws as the "Board") shall have power to manage and administer the business and affairs of the Company. Except as expressly limited by law, all corporate powers of the Company shall be vested in and may be exercised by the Board, but the Board may delegate powers as provided in these bylaws.

         Section 2.2.     Number.
                          ------
         The Board of Directors shall consist of thirteen (13) shareholders.

         Section 2.3.     Regular Meetings.
                          ----------------
         Regular meetings of the Board of Directors shall be held, without notice, at the principal office of the Company

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on the third Tuesday of each month or on such other day or at such other place as the Board may previously designate. When any regular meeting of the Board falls upon a holiday, the meeting shall be held on the next business day unless the Board shall designate some other day.

         Section 2.4.     Organization Meeting.
                          --------------------
         If possible, the Board shall meet on the same day of the annual meeting of shareholders for the purpose of organizing the new Board and for the purpose of electing officers of the Company for the succeeding year, but in any event, the new Board shall be organized and officers elected no later than the next regular meeting of the Board.

         Section 2.5.     Special Meeting.
                          ---------------
         Special meetings of the Board may be called by the Chairman of the Board or the President, or at the request of three or more directors upon not less than two days' notice. Each director shall be given notice stating the time, place and purpose of a special meeting. Notice may be given in writing or in person or by telegraph.

         Section 2.6.     Quorum.
                          ------
         At any meeting of the Board, a majority of the Board shall constitute a quorum. Less than a quorum may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. In the event of the death or disability of directors by reason of war or other catastrophe, reducing the total Board to less than that required for a quorum, a majority of the remaining Board shall constitute a quorum.

         Section 2.7.     Waiver of Notice.
                          ----------------
         Any director may in writing waive notice of any regular or special meeting at any time before or after the holding thereof.

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

         Section 2.8.     Vacancies.
                          ---------
         When any vacancy occurs among the directors, the remaining members of the Board may appoint a director to fill such vacancy at any regular meeting of the Board or at any special meeting called for that purpose. Any directorships not filled by the shareholders shall be treated as vacancies to be filled by and in the discretion of the Board.

         Section 2.9.     Qualification of Directors.
                          --------------------------
         No person shall be elected a director who is not the owner and holder in his own name, unpledged and unencumbered in any way, of shares of stock of the Company having a par value or market value of not less than One Thousand Dollars ($1,000).

         Section 2.10.    Committees.
                          ----------
         The Board may appoint such committees from time to time as the Board deems proper for the management of the business and affairs of the Company, and the Board may delegate to the President the appointment of other committees which the Board deems necessary for the direction of the business and affairs of the Company.

         Section 2.11.    Declaration of Dividends.
                          ------------------------
         The Board may, in its discretion, from time to time declare dividends as permitted by law. Such dividends may be payable in money, stock of the Company, or in other assets of the Company. The Directors may fix a date not exceeding thirty (30) days preceding the date fixed for the payment of any dividend as the record date for the determination of shareholders entitled to receive payment of any dividend, provided the record date shall be not less than seven (7) days after the date on which the dividend is declared; and only shareholders of record on the date so fixed shall be entitled to receive such dividend notwithstanding any

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transfer of shares on the books of the Company after any record date so fixed.

                                   ARTICLE III

                                    OFFICERS

         Section 3.1.     Officers to be Elected by the Board.
                          -----------------------------------
         The Board of Directors shall annually elect the following officers: a President, a Secretary, and a Treasurer.
         The Directors may annually elect one or more Vice President, Senior Vice Presidents, and Executive Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as the Board may think necessary or desirable.
         The President shall be a director. Other officers may, but need not be directors. Any two offices not inconsistent with each other may be held by the same person, except no person may serve as both President and Secretary.

         Section 3.2.     Term.
                          ----
         Unless otherwise specified, each officer shall be elected for a term of one year but shall continue to hold office thereafter until his successor is elected or until he resigns, retires, or is removed from office.

         Section 3.3.     Salaries.
                          --------
         The salaries and other compensation of officers shall be fixed by the Board or by such person or persons to whom the power to fix compensation has been delegated.

         Section 3.4.     President.
                          ---------
         The President shall be the Chief Executive Officer of the Company and shall have and may exercise all of the powers and duties customarily performed and exercised by the chief executive officer of a corporation by whatever name called. He shall have and may exercise such further powers and duties

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as from time to time may be conferred upon, or assigned to, him by the Board. He shall be a member ex officio of all regular and special committees of the Board. He shall act as Chairman of the Board and shall preside at all meetings of the Board and meetings of shareholders. Any reference to the "Chairman of the Board" contained in the Articles of Incorporation or these bylaws shall be deemed a reference to the President.
         It shall be the duty of the President to make a report of the Company's condition to the shareholders at their annual meeting. Unless the Board shall otherwise direct by resolution, the President shall vote the shares of all securities held by the Company.

         Section 3.5.     Vice Presidents.
                          ---------------
         Vice Presidents may be designated as Executive Vice Presidents, Senior Vice Presidents, Vice Presidents, and Assistant Vice Presidents. The Board may annually elect such number of each designation as it may deem proper. Executive Vice Presidents, Senior Vice Presidents, Vice Presidents and Assistant Vice Presidents shall have such responsibilities and duties as shall be specifically assigned to them by the Board or, in the absence of such specific assignment of duties by the Board, they shall have such responsibilities and duties as shall be assigned to them by the President.

         Section 3.6.     Secretary.
                          ---------
         The Secretary shall act as secretary at all meetings of the shareholders and at all meetings of the Board. He shall issue notices for such meetings in accordance with the requirements of the Bylaws. He shall have custody of the corporate seal and, upon request of the President, shall attest any instrument relating to real or personal property and perform such other duties as from time to time shall be assigned to him by the Board or by the President.

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

         Section 3.7.     Assistant Secretaries.
                          ---------------------
         Each Assistant Secretary shall perform such duties as shall be assigned to him by the Board or by the President and, in the absence or disability of the Secretary, one or more of the Assistant Secretaries designated by the President shall have all of the powers and perform all of the duties of the Secretary.

         Section 3.8.     Treasurer.
                          ---------
         The Treasurer shall have such responsibilities and duties as shall be assigned to him by the Board or by the President.

         Section 3.9.     Assistant Treasurers.
                          --------------------
         An Assistant Treasurer shall have such responsibilities and duties as shall be assigned to him by the Board or by the President.

                                   ARTICLE IV

                          STOCK AND STOCK CERTIFICATES

         Section 4.1.     Certificates.
                          ------------
         The shares of stock of the Company shall be represented by certificates signed by the President or a Vice President and the Secretary or an Assistant Secretary, manually or by facsimile, and shall bear the seal of the Company or a printed or engraved facsimile or the seal, shall be in such form as the Board may prescribe, and shall be issued for one or more full shares only.

         Section 4.2.     Transfer.
                          --------
         Shares of stock shall be transferable on the books of the Company by the holder or by an attorney or legal representative thereof duly authorized by a power of attorney filed with the Company and upon surrender of the stock certificate or certificates for such shares properly endorsed.

          Section 4.3.     Address of Shareholders.
                           -----------------------
         Every shareholder shall keep the Company advised of his mailing address. The Company may rely upon its shareholder records as to the mailing address of any shareholder unless and until otherwise advised in writing.

         Section 4.4.     Lost Certificates.
                          -----------------
         The holder of any shares of stock of this Company, the certificate or certificates for which shall have been lost or destroyed, shall immediately notify the Company for such fact. A new certificate or certificates may be issued upon satisfactory proof of the loss or destruction of the old certificate, and the Company may require a bond which shall be in such sum, contain such terms and provisions, and have such surety or sureties as the Company may require.
                                    ARTICLE V

                                      SEAL

         Section 5.1.     Form.
                          ----
         The seal of the Company shall consist of the words "American National Bankshares Inc." in concentric circles with the work "Seal" appearing in the inner circle, and shall be in the form impressed hereon.

         Section 5.2.     Use of Seal.
                          -----------
         The seal may be affixed to any document by the Secretary, any Assistant Secretary, or other person specifically authorized by the Board or the President.
                                   ARTICLE VI

                                   FISCAL YEAR

         Section 6.1.     Fiscal Year.
                          -----------
         The fiscal year of the Company shall be the calendar year.

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

                                   ARTICLE VII

                                     BYLAWS

         Section 7.1.     Amendments.
                          ----------
         The bylaws may be amended, altered or repealed either by the shareholders at any regular meeting of the shareholders or at any special meeting called for that purpose or by an affirmative vote of a majority of the Board at any regular or special meeting, and the authority of the Board shall include the authority to amend, alter or repeal any bylaw adopted by the shareholders unless the shareholders with respect to any specific bylaw shall limit the power of the Board to amend or repeal any such specific bylaw.

         Section 7.2.     Inspection.
                          ----------
         A copy of the bylaws with all amendments thereto shall be kept in the custody of the Secretary at the principal office of the Company and shall be open for inspection to all shareholders during normal business hours. Adopted January 24, 1984 and
Amended February 20, 1996
Last Amended March 20, 2001

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